1 © 2014 | Earnings Webcast & Conference Call Second Quarter and First Six Months of Fiscal 2017 February 8, 2017 EXHIBIT 99.2

2 Forward-Looking Statements This presentation and other written or oral statements made from time to time by representatives of Broadridge Financial Solutions, Inc. ("Broadridge" or the "Company") may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical in nature, and which may be identified by the use of words such as “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be” and other words of similar meaning, are forward-looking statements. In particular, information appearing in the “Fiscal Year 2017 Financial Guidance” section are forward-looking statements. These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed. These risks and uncertainties include those risk factors discussed in Part I, “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended June 30, 2016 (the “2016 Annual Report”), as they may be updated in any future reports filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date of this presentation and are expressly qualified in their entirety by reference to the factors discussed in the 2016 Annual Report. These risks include: the success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients; Broadridge’s reliance on a relatively small number of clients, the continued financial health of those clients, and the continued use by such clients of Broadridge’s services with favorable pricing terms; changes in laws and regulations affecting Broadridge’s clients or the services provided by Broadridge; any material breach of Broadridge security affecting its clients’ customer information; declines in participation and activity in the securities markets; the failure of Broadridge’s outsourced data center services provider to provide the anticipated levels of service; a disaster or other significant slowdown or failure of Broadridge’s systems or error in the performance of Broadridge’s services; overall market and economic conditions and their impact on the securities markets; Broadridge’s failure to keep pace with changes in technology and demands of its clients; Broadridge’s ability to attract and retain key personnel; the impact of new acquisitions and divestitures; and competitive conditions. Broadridge disclaims any obligation to update or revise forward-looking statements that may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law.

3 Use of Non-GAAP Financial Measures Explanation and Reconciliation of the Company’s Use of Non-GAAP Financial Measures The Company’s results in this presentation are presented in accordance with U.S. GAAP except where otherwise noted. In certain circumstances, results have been presented that are not generally accepted accounting principles measures (“Non-GAAP”). These Non-GAAP measures are Adjusted Operating income, Adjusted Operating income margin, Adjusted Net earnings, Adjusted earnings per share, and Free cash flow. These Non-GAAP financial measures should be viewed in addition to, and not as a substitute for, the Company’s reported results. The Company believes its Non-GAAP financial measures help investors understand how management plans, measures and evaluates the Company’s business performance. Management believes that Non-GAAP measures provide consistency in its financial reporting and facilitates investors’ understanding of the Company’s operating results and trends by providing an additional basis for comparison. Management uses these Non-GAAP financial measures to, among other things, evaluate the Company's ongoing operations, for internal planning and forecasting purposes and in the calculation of performance-based compensation. In addition, and as a consequence of the importance of these Non-GAAP financial measures in managing its business, the Company’s Compensation Committee of the Board of Directors incorporates Non-GAAP financial measures in the evaluation process for determining management compensation. Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted Net Earnings and Adjusted Earnings per Share These Non-GAAP measures reflect Operating income, Operating income margin, Net earnings, and Diluted earnings per share, as adjusted to exclude the impact of certain costs, expenses, gains and losses and other specified items that management believes are not indicative of the Company's ongoing operating performance. These adjusted measures exclude the impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, and Acquisition and Integration Costs. Amortization of Acquired Intangibles and Purchased Intellectual Property represents non-cash expenses associated with the Company's acquisition activities. Acquisition and Integration Costs represent certain transaction and integration costs associated with the Company’s acquisition activities. The Company excludes Amortization of Acquired Intangibles and Purchased Intellectual Property, and Acquisition and Integration Costs from these measures because excluding such information provides the Company with an understanding of the results from the primary operations of its business and these items do not reflect ordinary operations or earnings. Management believes these measures may be useful to an investor in evaluating the underlying operating performance of the Company's business. Free Cash Flow In addition to the Non-GAAP financial measures discussed above, the Company provides Free cash flow information because it considers Free cash flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated that could be used for dividends, share repurchases, strategic acquisitions and other discretionary investments. Free cash flow is a Non-GAAP financial measure and is defined by the Company as Net cash flows provided by operating activities less Capital expenditures and Software purchases and capitalized internal use software. Reconciliations of such Non-GAAP measures to the most directly comparable financial measures presented in accordance with GAAP can be found in the tables that are part of this presentation. Use of Material Contained Herein The information contained in this presentation is being provided for your convenience and information only. This information is accurate as of the date of its initial presentation. If you plan to use this information for any purpose, verification of its continued accuracy is your responsibility. Broadridge assumes no duty to update or revise the information contained in this presentation.

4 Highlights  Solid 2Q financial results  Solid recurring fee revenue growth across both ICS and GTO segments  Continued momentum in Closed sales  NACC integration on track  Updating guidance for fiscal 2017 o Reaffirming guidance for Recurring revenue, Adjusted EPS and Closed sales o Reducing guidance for total revenue and GAAP EPS growth o On track to achieve three year targets

5 Second Quarter 2017 Summary  Total revenue growth of 40% and recurring fee revenue growth of 34% o NACC acquisition drove much of the growth o 6% organic growth of recurring fee revenue  Continued growth in Adjusted operating income and Adjusted EPS o Profit growth driven by acquisition of NACC and organic growth in recurring fee revenues partially offset by decline in quarterly event-driven revenues o Diluted EPS also impacted by integration expenses and higher acquisition- related amortization  Record Q2 Closed sales up 15% – up 18% versus first half of fiscal year 2016  Balanced capital allocation o Tuck-in acquisition of $25 million o $60 million of net share buybacks

6 Business Update  Broad momentum across both GTO and ICS o Reflects breadth of products and focus on clients  Record Closed sales highlights growing recognition of power of Broadridge’s utility solutions o Tier one bank adopts BR’s SaaS equity trade processing platform o Signed another major broker-dealer for tax services  Business environment remains stable o Calendar year 2017 expected to be strong year for mutual fund proxies: timing versus Broadridge fiscal year not yet finalized o Post election trading increase a tailwind o Mutual fund interim record growth remains low by historical standards  NACC integration going well o Digital strategy moving forward o On plan to achieve $20 million synergy realization goal

7 2Q16 Recurring Revs. Closed Sales Client Losses Internal Growth Acquisitions 2Q17 Recurring Revs. $ 399 M $536 M+7% -3% 2% +28% +34% 2Q16 Total Revs. Recurring Event Driven Distribution FX 2Q17 Total Revs. $893 M +21% -4% 23% $639 M -1% +40% 2Q 2017 Revenue Growth Drivers • Second Quarter 2017 Total revenue grew 40% to $893 million • Second Quarter 2017 Recurring fee revenue grew 34% to $536 million Organic growth: 6%

8 1H16 Recurring Revs. Closed Sales Client Losses Internal Growth Acquisitions 1H17 Recurring Revs. $792 M $1,053 M +6% -3% 1% +28% +33% 1H16 Total Revs. Recurring Event Driven Distribution Other 1H17 Total Revs. $1.8 Bn +21% -2% 27% $1.2 Bn -1% +45% 1H 2017 Revenue Growth Drivers • Six Months Fiscal 2017 Total revenue grew 45% to $1.8 billion • Six Months Fiscal 2017 Recurring fee revenue grew 33% to $1.1 billion Organic growth: 5%

9 $0.33 $0.25 $0.38 $0.39 $0.20 $0.25 $0.30 $0.35 $0.40 $0.45 2Q 2016 2Q 2017 Diluted EPS Adjusted EPS +3% -24%Second Quarter 2017 Operating Income and EPS Comparison $ in millions 2Q 2017 Change in Operating Income and Adjusted Operating Income 2Q 2017 Change in EPS and Adjusted EPS $70 $59 $80 $84 $40 $50 $60 $70 $80 $90 2Q 2016 2Q 2017 Operating Income Adj. Operating Income +6% -16%

10 $0.61 $0.52 $0.71 $0.75 $0.40 $0.50 $0.60 $0.70 $0.80 1H 2016 1H 2017 Diluted EPS Adjusted EPS +6% -15% Six Months Fiscal Year 2017 Operating Income and EPS Comparison $ in millions Six Months Fiscal 2017 Change in Operating Income and Adjusted Operating Income Six Months Fiscal 2017 Change in EPS and Adjusted EPS $129 $125 $148 $166 $100 $120 $140 $160 $180 1H 2016 1H 2017 Operating Income Adj. Operating Income +12% -3%

11 Segment Results Quarter Ended December 31, % Six Months Ended December 31, % $ in millions 2016 2015 Change 2016 2015 Change Investor Communication Solutions ("ICS") Recurring Fee Revenues $334.3 $218.6 53% $663.4 $434.5 53% Total Revenues 709.6 471.7 50% 1,432.9 901.4 59% Earnings before income taxes 18.2 46.1 -61% 51.1 80.0 -36% Pre-Tax Margins 2.6% 9.8% 3.6% 8.9% Global Technology & Operations ("GTO") Total Revenues $201.8 $180.3 12% $389.6 $357.0 9% Earnings before income taxes 46.3 29.4 57% 84.6 59.8 41% Pre-Tax Margins 22.9% 16.3% 21.7% 16.7%

12 Capital Allocation and Summary Balance Sheet Summary Balance Sheet as of 12/31/2016 Select Uses of Cash in 2Q 2017 • $17 million in capital expenditures and software investment • Acquisition of M&O Systems for $25 million • Share repurchases of $60 million net of option proceeds $ in millions Assets Cash and cash equivalents 236$ Other assets 2,732$ Total assets 2,967$ Liabilities and Stockholders' Equity Total debt outstanding 1,206$ Other liabilities 776$ Total liabilities 1,982$ Total stockholders' equity 986$

Updated Fiscal Year 2017 Guidance

	Current	Prior
Recurring fee revenue growth	29-31%	* *
Total revenue growth	40-42%	43-45%
Adjusted Operating income margin – Non-GAAP	~15%	* *
Diluted earnings per share growth	2-7%	9-14%
Adjusted earnings per share growth – Non-GAAP	12-17%	* *
Free cash flow – Non-GAAP	$350-$400M	* *
Closed sales	$140-$180M	* *
Segments		
ICS Total revenue growth	50-52%	55-57%
ICS Pre-tax margin	~12%	~14%
GTO Total revenue growth	6-9%	4-6%
GTO Pre-tax margin	~19.5%	~18.5%

* * = Unchanged

Broadridge

13

14 Closing Summary  Solid first half of fiscal 2017 o 34% Recurring fee revenue growth, including 6% organic growth o 18% increase in Closed sales in first six months of the fiscal year  Record sales and strong pipeline highlight breadth of product line and multiple paths to success  Focused on strengthening product leadership across key businesses  Capital stewardship remains a priority  On track to achieve three year financial targets

15 Appendix

16 Reconciliation of GAAP to Non-GAAP Measures (Unaudited) Three Months Ended December 31, Six Months Ended December 31, $ in millions, except per share figures 2016 2015 2016 2015 Operating income (GAAP) $ 58.8 $ 70.2 $ 124.9 $ 129.3 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 20.4 8.1 33.1 16.2 Acquisition and Integrations Costs 5.0 1.5 7.8 2.7 Adjusted Operating income (Non-GAAP) $ 84.2 $ 79.7 $ 165.8 $ 148.2 Operating income margin (GAAP) 6.6% 11.0% 7.0% 10.5 % Adjusted Operating income margin (Non-GAAP) 9.4% 12.5% 9.3% 12.0 % Three Months Ended December 31, Six Months Ended December 31, 2016 2015 2016 2015 Net earnings (GAAP) $ 30.1 $ 40.2 $ 63.8 $ 73.8 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 20.4 8.1 33.1 16.2 Acquisition and Integration Costs 5.0 1.5 7.8 2.7 Tax impact of adjustments (8.7) (3.3) (14.1) (6.6) Adjusted Net earnings (Non-GAAP) $ 46.8 $ 46.5 $ 90.7 $ 86.1 Diluted Earnings per Share (GAAP) $ 0.25 $ 0.33 $ 0.52 $ 0.61 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 0.17 0.07 0.27 0.13 Acquisition and Integration Costs 0.04 0.01 0.06 0.02 Tax impact of adjustments (0.07) (0.03) (0.12) (0.05) Adjusted earnings per share (Non-GAAP) $ 0.39 $ 0.38 $ 0.75 $ 0.71 Note: Amounts may not sum due to rounding.

17 Reconciliation of GAAP to Non-GAAP Measures $ in millions Six Months Ended December 31, 2016 2015 Net cash flows (used in) provided by operating activities (GAAP) $ (5.5) $ 42.6 Capital expenditures and Software purchases and capitalized internal use software (32.0) (36.9) Free cash flow (Non-GAAP) $ (37.5) $ 5.7 Note: Amounts may not sum due to rounding.

18 Fiscal Year 2017 Guidance Adjusted Earnings Per Share Growth Rate (1) Diluted earnings per share (GAAP) 2% - 7% Adjusted earnings per share (Non-GAAP) 12% - 17% Adjusted Operating Income Margin (2) Operating income margin % (GAAP) ~13% Adjusted Operating income margin % (Non-GAAP) ~15% Free Cash Flow Net cash flows provided by operating activities (GAAP) $470 - $550 million Capital expenditures and Software purchases and capitalized internal use software (120) - (150) million Free cash flow (Non-GAAP) $350 - $400 million (1) Adjusted EPS growth (Non-GAAP) is adjusted to exclude the projected impact of Amortization of Acquired Intangibles and Purchased Intellectual Property and Acquisition and Integration Costs and is calculated using diluted shares outstanding. Fiscal year 2017 Non-GAAP Adjusted EPS guidance estimates exclude estimated Amortization of Acquired Intangibles and Purchased Intellectual Property, and Acquisition and Integration Costs, net of taxes, of approximately $0.47 per share. (2) Adjusted Operating income margin (Non-GAAP) is adjusted to exclude the projected impact of Amortization of Acquired Intangibles and Purchased Intellectual Property and Acquisition and Integration Costs. Fiscal year 2017 Non-GAAP Adjusted Operating income margin guidance estimates exclude estimated Amortization of Acquired Intangibles and Purchased Intellectual Property and Acquisition and Integration Costs of approximately $87 million.